UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to ss.240.14a-12

                          Touchstone Funds Group Trust
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement no.:

     (3) Filing Party:

     (4) Date Filed:

                          TOUCHSTONE FUNDS GROUP TRUST
                            303 BROADWAY, SUITE 1100
                              CINCINNATI, OH 45202


Dear Valued Shareholder:

The proxy statement that accompanies this letter describes a proposal to approve the adoption of a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Rule 12b-1 Plan"), for the Class Z shares of the Touchstone Small Cap Value Fund. The Board of Trustees has approved this proposal and unanimously recommends that you vote FOR the proposal.

Please read the proxy statement carefully. It explains the reasons for the proposed Rule 12b-1 Plan.

Your vote is important regardless of how many shares you own. Please cast your vote promptly using the enclosed card and postage-paid envelope, by phone using the toll-free number, or via the Internet.

We appreciate your business and the trust you have placed in us. We look forward to serving you for many years to come.

Sincerely,


/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Funds Group Trust

                          TOUCHSTONE FUNDS GROUP TRUST
                            303 BROADWAY, SUITE 1100
                              CINCINNATI, OH 45202


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 3, 2011

Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Touchstone Funds Group Trust (the "Trust") with respect to the Class Z shares of the Touchstone Small Cap Value Fund (the "Fund") will be held at the offices of the Trust, 303 Broadway Suite 1100, Cincinnati, OH 45202, at 10:00 a.m. Eastern Time, on June 3, 2011 for the purpose of approving the adoption of a distribution plan for Class Z shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

Shareholders of record as of the close of business on March 28, 2011 are entitled to notice of, and to vote at the Special Meeting, or any adjournment of this meeting.

Sincerely,


/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Funds Group Trust

April 1, 2011




SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR VOTE THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

      REGISTRATION                                  VALID SIGNATURE
      ------------                                  ---------------

      CORPORATE ACCOUNTS
      ------------------

      (1)   ABC Corp. .........................     ABC Corp.

      (2)   ABC Corp. .........................     John Doe, Treasurer

      (3)   ABC Corp.
            c/o John Doe, Treasurer ...........     John Doe

      (4)   ABC Corp. Profit Sharing Plan .....     John Doe, Trustee

      TRUST ACCOUNTS
      --------------

      (1)   ABC Trust .........................     Jane B. Doe, Trustee

      (2)   Jane B. Doe, Trustee
            u/t/d 12/28/78 ....................     Jane B. Doe

      CUSTODIAL OR ESTATE ACCOUNTS
      ----------------------------

      (1)   John B. Smith, Cust.
            f/b/o John B. Smith, Jr. UGMA .....     John B. Smith

      (2)   Estate of John B. Smith ...........     John B. Smith, Jr., Executor

                         TOUCHSTONE SMALL CAP VALUE FUND
                                     OF THE
                          TOUCHSTONE FUNDS GROUP TRUST

                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 3, 2011

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Touchstone Funds Group Trust (the "Trust") from the shareholders of the Class Z shares of the Touchstone Small Cap Value Fund (the "Fund"), a series of the Trust, for use at the special meeting of shareholders to be held at 10:00 a.m. on June 3, 2011 (the "Meeting") and any adjournment(s) thereof. The Meeting will be held at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 for the purpose of approving the adoption of a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Rule 12b-1 Plan").

This Proxy Statement is furnished to the shareholders of the Class Z shares of the Fund. This Proxy Statement, the Notice of Special Meeting and the proxy cards are being mailed to shareholders on or about April 8, 2011 or as soon as practicable thereafter. Shareholders of record of the Fund as of the close of business on March 28, 2011 (the "Record Date") will be entitled to one vote per share for each full Class Z share of the Fund, with proportionate voting for fractional shares.

Proxy solicitations will be made primarily by mail, but beginning on or about April 15, 2011 proxy solicitations may also be made by telephone, or personal solicitations may be conducted by officers and employees of Touchstone Advisors, Inc. (the "Advisor"), its affiliates or other representatives of the Fund (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Broadridge, the Fund's proxy solicitor. The estimated cost of the proxy solicitation is approximately $8,800. The costs of solicitation will be paid by the Advisor.

Any shareholder submitting a proxy has the power to revoke it by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary of the Trust at the principal office of the Trust, or by executing a superseding proxy by telephone or through the Internet to the Trust. All properly executed proxies received before the Meeting will be voted as specified in the Proxy.

A COPY OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2010 IS AVAILABLE FREE OF CHARGE, BY DOWNLOADING IT FROM THE TOUCHSTONE FUNDS' WEBSITE, AT WWW.TOUCHSTONEINVESTMENTS.COM, BY CALLING 800-543-0407 OR BY WRITING TO TOUCHSTONE FUNDS GROUP TRUST, TOUCHSTONE SMALL CAP VALUE FUND, 303 BROADWAY, SUITE 900, CINCINNATI, OHIO 45202.

                     RECOMMENDATION OF THE BOARD OF TRUSTEES

On February 17, 2011, at a regular meeting, the Board of Trustees, including a majority of the Trustees who are not "interested persons," as such term is defined in the Investment Company Act of 1940, as amended ("1940 Act") (the "Independent Trustees"), considered and unanimously approved, subject to shareholder approval, the adoption of the Rule 12b-1 Plan for Class Z shares of the Fund. As a result, the Board of Trustees of the Trust unanimously recommends that shareholders of the Fund vote FOR the approval of the Rule 12b-1 Plan. A discussion of the basis for the Board of Trustees' recommendation is included below in the section entitled "Basis for the Board's Recommendation."

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                   FOR THE MEETING TO BE HELD ON JUNE 3, 2011.

THE PROXY STATEMENT AND RELATED MATERIALS ARE AVAILABLE AT https://www.touchstoneinvestments.com/home/ourcompany/proxyvoting.asp


SUMMARY OF THE PROPOSAL

You are being asked to approve the adoption of the Rule 12b-1 Plan for Class Z shares of the Fund. Rule 12b-1 under the 1940 Act prohibits a mutual fund from engaging directly or indirectly in financing any activity which is primarily intended to result in the sale of the mutual fund's shares unless the mutual fund does so in accordance with the terms and conditions set forth in Rule 12b-1. Rule 12b-1 requires any mutual fund bearing distribution expenses to adopt a written plan. A Rule 12b-1 plan must initially be approved by the board of trustees of a mutual fund, including a majority of the trustees who are not "interested persons" of the mutual fund and who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan. A Rule 12b-1 plan must also be approved by the affirmative vote of a majority of outstanding voting securities of the Fund or class thereof to which it will apply if it is adopted after any public offering of the mutual fund's voting securities.

Under the proposed Rule 12b-1 Plan, Class Z shares of the Fund would pay for distribution and shareholder services at an annual rate of up to 0.25% of average daily net assets attributable to Class Z. Approval of the Rule 12b-1 Plan will not result in an increase in fees because the Rule 12b-1 Plan will replace the existing shareholder service plan for Class Z shares of the Fund ("Shareholder Service Plan"). The Shareholder Service Plan allows the Fund to pay compensation for shareholder services in an amount not to exceed 0.25% of the average daily net assets of the Class Z shares of the Fund. The shareholder services that will be provided pursuant to the Rule 12b-1 Plan are similar to the shareholder services that the Class Z shares of the Fund currently receive pursuant to the Shareholder Service Plan. The fees and expenses for the fiscal year ended September 30, 2010 for Class Z shares of the Fund and the pro forma fees and expenses for Class Z shares of the Fund assuming approval of the Rule 12b-1 plan are shown in the section entitled "Fees and Expenses."

SUMMARY OF THE RULE 12B-1 PLAN

A description of the proposed Rule 12b-1 Plan is set forth below and is qualified in its entirety by reference to Appendix A.

Under the terms of the Rule 12b-1 Plan, the Class Z shares of the Fund may directly or indirectly bear expenses relating to the distribution of shares of the Fund and for providing shareholder services. The Rule 12b-1 Plan provides that the Fund's Class Z shares may pay Touchstone Securities, Inc. (the "Distributor") up to, but not exceeding, twenty-five basis points (0.25%) of the average daily net assets of the Class Z shares of the Fund for distribution ("Distribution Related Payments"). The Rule 12b-1 Plan further provides that the Class Z shares of the Fund may pay for shareholder services in an amount up to twenty-five basis points (0.25%) of the average daily net assets of the Class Z shares ("Shareholder Services Related Payments"). The Shareholder Services Related Payments will reduce the aggregate Distribution Related Payments received by the Distributor by the amount of such Shareholder Services Related Payments. Under the terms of the Rule 12b-1 Plan, the Distributor is authorized to accept payments made to it and to make or direct payments on behalf of the Fund to any shareholder servicing agent with which it has entered into a shareholder servicing agreement or to any participating broker/dealer with which it has entered into a broker agreement.

The Rule 12b-1 Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class Z shares of the Fund regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Rule 12b-1 Plan and in connection with their annual consideration of the Rule 12b-1 Plan's renewal.

The Distributor has indicated that it expects its expenditures to include, but are not limited to: compensation to and expenses of employees of the Distributor who engage in or support distribution of the shares; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to broker/dealers who sell shares.

In addition, under the terms of the Rule 12b-1 Plan, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers; (v) arranging for bank wires; (vi) answering routine customer inquiries concerning their investments in the shares offered in connection with the Rule 12b-1 Plan and the Fund's distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions; (ix) processing dividend payments from the Fund on behalf of customers; (x) forwarding certain shareholder communications from the Fund (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules and regulations. The shareholder services that will be provided pursuant to the Rule 12b-1 Plan are similar to the shareholder services that the Class Z shares of the Fund currently receive pursuant to the Shareholder Service Plan.

The Rule 12b-1 plan provides that the Board of Trustees must review, at least quarterly, a written report of the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and allocated overhead expenses.

The Rule 12b-1 Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class Z shares of the Fund in connection with the Rule 12b-1 Plan will continue in effect for a term of one year. Thereafter, the Rule 12b-1 Plan and any Rule 12b-1 related agreement will continue so long as its continuance is specifically approved at least annually by vote of a majority of the Trust's Board, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan or any Rule 12b-1 related agreement, as applicable.

In addition, the Rule 12b-1 Plan may be terminated as to Class Z shares of the Fund at any time, without penalty, by vote of a majority of the outstanding Class Z shares of the Fund or by vote of a majority of the Independent Trustees. Any Rule 12b-1 related agreement may be terminated as to Class Z shares of the Fund at any time, without payment of any penalty, by the vote of a majority of the outstanding Class Z shares of the Fund or by vote of a majority of the Independent Trustees, on not more than 60 days written notice to any other party to the agreement, and such agreement shall terminate automatically in the event of its assignment. The Rule 12b-1 Plan also provides that it may not be amended to increase materially the amount of distribution expenses without the approval of Class Z shareholders of the Fund.

CONVERSION OF SHARE CLASSES

If Class Z shareholders approve the Rule 12b-1 Plan, then all Class Z shares of the Fund will be converted to Class A shares of the Fund on or about June 10, 2011. Class A shares of the Fund are also subject to a distribution plan pursuant to Rule 12b-1 ("Class A Plan"). The Class A Plan is identical to the proposed Rule 12b-1 Plan for the Class Z shares. Class Z shareholders of the Fund will not pay any initial sales charges in connection with the conversion to Class A shares. Also, Class Z shareholders of the Fund that will have their shares converted to Class A shares will not pay an intial sales charge on any additonal purchases of Class A shares of the Fund.

FEES AND EXPENSES

The following table describes the fees and expenses for the fiscal year ended September 30, 2010, for Class Z shares of the Fund, the pro forma fees and expenses for Class Z shares of the Fund assuming the approval of the Rule 12b-1 Plan and the pro forma fees and expenses for Class A shares of the Fund assuming conversion of Class Z shares of the Fund to Class A shares of the Fund. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

Shareholder Fees (fees paid directly from your investment)

------------------------------------------------------------------------------------------------------------------
                                             Class Z             Class Z Pro Forma        Class A Pro Forma
                                                                                          After Conversion
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases    None                None                     5.75%
(as a percentage of offering price)
------------------------------------------------------------------------------------------------------------------
Wire Redemption Fee                          Up to $15           Up to $15                Up to $15
------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

------------------------------------------------------------------------------------------------------------------
                                             Class Z             Class Z Pro Forma        Class A Pro Forma
                                                                                          After Conversion
------------------------------------------------------------------------------------------------------------------
Management Fees                              0.95%               0.95%                    0.95%
------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees     None                0.25%                    0.25%
------------------------------------------------------------------------------------------------------------------
Other Expenses(1)                            0.53%               0.53%                    0.53%
------------------------------------------------------------------------------------------------------------------
Shareholder Service Fees                     0.25%               0.00%                    0.00%
------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses         1.73%               1.73%                    1.73%
------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement(2)   0.23%               0.23%                    0.30%
------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After   1.50%               1.50%                    1.43%
Fee Waiver and/or Expense Reimbursement
------------------------------------------------------------------------------------------------------------------

(1) "Other Expenses" for Class A shares are based on estimated amounts for the current fiscal year.

(2) The Advisor and the Trust have entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.43% and 1.50% for Class A shares and Class Z shares, respectively. These expense limitations will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Fund's Management" in the Fund's prospectus for more information.

Examples

The examples are intended to help you compare the cost of investing in the Class Z shares, Class Z shares (Pro Forma), assuming the Rule 12b-1 Plan is approved, and the Class A shares (Pro Forma) of the Fund, assuming conversion of Class Z shares of the Fund to Class A shares of the Fund. The examples assume that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same. The examples also assume that all expense limitations remain in effect for a one year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                      CLASS Z
       One Year          Three Years           Five Years        Ten Years
       --------          -----------           ----------        ---------
         $153                $523                 $917             $2,022
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 CLASS Z PRO FORMA
       One Year          Three Years           Five Years        Ten Years
       --------          -----------           ----------        ---------
         $153                $523                 $917             $2,022
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                CLASS A PRO FORMA*
       One Year          Three Years           Five Years        Ten Years
       --------          -----------           ----------        ---------
         $146                $516                 $910             $2,016
--------------------------------------------------------------------------------

* The Class A Pro Forma expense example does not include the initial sales charge of the Class A shares because Class Z shareholders of the Fund that will have their shares converted to Class A shares will not pay an intial sales charge on any additonal purchases of Class A shares of the Fund.

BASIS FOR THE BOARD'S RECOMMENDATION

In evaluating and approving the Rule 12b-1 Plan, the Board, including the Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan, in consultation with their independent legal counsel, requested and evaluated information provided by the Advisor and the Distributor which, in the Board's opinion, constituted all the information necessary for the Board to make an informed determination about whether to approve the Rule 12b-1 Plan.

The Trustees noted that the net expenses of the Class Z shares of the Fund would not change if the Rule 12b-1 Plan was approved. The Trustees also considered the lower expenses and the potential economies of scale that might be achieved upon the conversion of the Class Z shares into Class A shares upon the Class Z shareholders' approval of the proposed Rule 12b-1 Plan In addition, the Trustees considered, among other things:

      1. the fact that the adoption of the Rule 12b-1 Plan was being proposed in order to facilitate the conversion of Class Z shares into Class A shares of the Fund;

      2. the fact that the conversion of Class Z shares into Class A shares will result in lower net expenses for the Class Z shareholders upon conversion;

      3. the fact that Class Z shareholders of the Fund might benefit from future economies of scale and operating efficiencies realized as a result of the conversion of Class Z shares into Class A shares; and

      4. the fact that the Rule 12b-1 Plan would require the Trustees be provided, and that they review, on at least a quarterly basis, a written report describing the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Trustees concluded that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its Class Z shareholders. Consequently, they unanimously approved the Rule 12b-1 Plan and directed that the Plan be submitted to Class Z shareholders of the Fund for approval. The Trustees unanimously recommended that shareholders of the Fund vote FOR the approval of the Rule 12b-1 Plan.

If the Rule 12b-1 Plan is not approved by the Class Z shareholders of the Fund, Class Z shareholders will not pay any 12b-1 fees, the Shareholder Service Plan will not be terminated, and the Class Z shares of the Fund will not be converted to Class A shares of the Fund.

QUORUM & REQUIRED VOTE

For the Trust, except when a larger quorum is required by applicable law (as it is in the case of the proposal as further discussed in the following paragraph), the By-Laws or the Trust's Declaration of Trust, 40% of the shares entitled to vote constitute a quorum at a shareholder's meeting. When any one or more series (or classes) is to vote as a single class separate from any other shares, 40% of the shares of each such series (or class) entitled to vote shall constitute a quorum at a shareholder meeting of that series. Any shareholder meeting may be adjourned by a majority of the votes cast upon the question of adjourning a meeting to another date and time whether or not a quorum is present.

Approval of the Rule 12b-1 Plan will require the affirmative vote of a majority of the outstanding voting securities of the Fund. Approval of the Rule 12b-1 Plan will require either the affirmative vote (a) of 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of the outstanding voting securities of such company are present or represented by proxy; or (b) of more than 50 percent of the outstanding voting securities of such company, whichever is less. If sufficient votes to approve the Rule 12b-1 Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of being counted as votes against the proposal of the Rule 12b-1 Plan, which must be approved in the manner discussed in the preceding paragraph.

SHARES OUTSTANDING

At the close of business on the Record Date, the number of outstanding shares of beneficial interest for the Class Z shares of the Fund was ___________.

SHARE OWNERSHIP INFORMATION

As of the Record Date, the following table lists those shareholders who beneficially owned 5% or more of the outstanding Class Z shares of the Fund.

--------------------------------------------------------------------------------
     Name and Address                Number of Shares       Percent of Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

As of the Record Date, the Trustees and Officers of the Trust as a group owned of record and beneficially none of the outstanding Class Z shares of the Fund.

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

Touchstone Advisors, Inc. (the "Advisor"), located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, serves as the investment advisor to the Trust. The Advisor also serves as the administrator for the Trust.

Touchstone Securities, Inc. (the "Distributor") serves as the principal underwriter of the shares of the Trust. The address of the Underwriter is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

Both the Advisor and the Distributor are wholly owned subsidiaries of IFS Financial Services, Inc., which is a wholly owned subsidiary of Western-Southern Life Assurance Company ("WSLAC"). WSLAC is a wholly owned subsidiary of The Western and Southern Life Insurance Company, a stock life insurance company organized under the laws of the State of Ohio on February 23, 1888 ("WSLIC"). WSLIC is wholly owned by an Ohio-domiciled intermediate holding company, Western & Southern Financial Group, Inc. ("WSFG"). WSFG is wholly owned by an Ohio-domiciled mutual insurance holding company, Western & Southern Mutual Holding Company ("WSMH"). WSLAC is in the business of issuing insurance and annuity contracts. The address of WSLAC, WSLIC, WSFG and WSMH is 400 Broadway, Cincinnati, Ohio 45202.

The following officers of the Trust hold positions with the Advisor and the
Distributor:

-------------------------------------------------------------------------------------------------------------------
NAME                           POSITION WITH THE      POSITION WITH THE ADVISOR    POSITION WITH THE DISTRIBUTOR
                               TRUST
-------------------------------------------------------------------------------------------------------------------
Jill T. McGruder               President and          CEO and Director             Director
                               Director
-------------------------------------------------------------------------------------------------------------------
Steven M. Graziano             Vice President         President                    President
-------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft           Controller and         Chief Financial Officer      Chief Financial Officer
                               Treasurer
-------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch                Vice President         Senior Vice President        Chief Compliance Officer
-------------------------------------------------------------------------------------------------------------------

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Proposals received by the Trust in a reasonable period of time prior to that meeting will be included in the proxy statement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.

PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

Sincerely,


/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Funds Group Trust

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                                                                      APPENDIX A

                          TOUCHSTONE FUNDS GROUP TRUST

                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

              CLASS Z SHARES OF THE TOUCHSTONE SMALL CAP VALUE FUND

      WHEREAS, Touchstone Funds Group Trust (the "Trust") is engaged in business as an open-end investment company registered under the Investment Company Act of 1940 (the "1940 Act"); and

      WHEREAS, the Trust, on behalf of the Touchstone Small Cap Value Fund (the "Fund"), and Touchstone Securities, Inc. (the "Distributor") have entered into a Distribution Agreement, pursuant to which the Fund will employ the Distributor as distributor for the continuous offering of its shares; and

      WHEREAS, the Trust desires to compensate the Distributor for providing the distribution services described herein to shareholders (the "Shareholders") who from time to time beneficially own shares of its common stock that are classified and allocated as "Class Z Shares" (the "Shares") of the Fund; and

      WHEREAS, the Trustees of the Trust have determined that there is a reasonable likelihood that the payment of such distribution expenses by the Fund will benefit the Trust and the Shareholders and desire to adopt a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to Shares of the Fund; and

      WHEREAS, the Trust desires to compensate the Distributor or other parties for providing the shareholder services described herein to Shareholders;

      NOW, THEREFORE, the Trustees of the Trust hereby adopt this distribution and shareholder services plan (the "Plan") on the following terms and conditions:

      SECTION 1. The Trust has adopted this Plan to enable the Trust to directly or indirectly bear expenses relating to the distribution of the Shares of the Trust and for providing shareholder services. The Distributor is authorized, pursuant to this Plan, to accept payments made to it and to make or direct payments on behalf of the Fund to any shareholder servicing agent with which it has entered into a shareholder servicing agreement or to any participating broker/dealer with which it has entered into a broker agreement.

      SECTION 2. The Fund shall pay to the Distributor compensation for distribution of the Shares at the annual rate not to exceed 0.25% of the average daily net assets of the Shares of the Fund. The amount of such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Trustees and the Distributor shall mutually agree. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Shares, including, but not limited to: compensation to and expenses, including overhead and telephone expenses, of employees of the Distributor who engage in or support distribution of the Shares; printing of prospectuses and reports for other than existing stockholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to broker/dealers who sell Shares. The Distributor may negotiate with any such broker/dealer the services to be provided by the broker/dealer to stockholders in connection with the sale of Shares, and all or any portion of the compensation paid to the Distributor under this section may be reallocated by the Distributor to broker/dealers who sell Shares.

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      SECTION 3. Of the total compensation authorized above, the Fund may pay for shareholder services in an amount up to 0.25% of the average daily net assets of the Shares which amount will reduce the aggregate Rule 12b-1 compensation received by the Distributor hereunder by such amount. Shareholder services may be performed by the Distributor or its affiliates, or the Distributor or its affiliates may enter into agreements with broker-dealers or other financial institutions, including fiduciaries and administrators of employee benefit plans, for the performance of such services. Shareholder services may include, but are not limited to, the following services: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers; (v) arranging for bank wires; (vi) answering routine customer inquiries concerning their investments in the shares offered in connection with this Plan and related distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions; (ix) processing dividend payments from the Fund on behalf of customers; (x) forwarding certain shareholder communications from the Fund (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules and regulations. In addition, the Distributor shall perform or supervise the performance by others of other shareholder services in connection with the operations of the Shares, as agreed from time to time.

      SECTION 4. This Plan shall not take effect with respect to the Fund until it has been approved (a) by a vote of at least a majority of the outstanding voting securities of the Shares of the Fund, if proposed to take effect after the public offering of the Fund's Shares; and (b) together with any related agreements, by votes of the majority of both (i) the Trustees of the Trust and
(ii) the Qualified Trustees (as defined in Section 10 herein), cast in person at a Board of Trustees meeting called for the purpose of voting on this Plan or such agreement.

      SECTION 5. This Plan shall continue in effect for a term of one year. Thereafter, this Plan shall continue in for so long as its continuance is specifically approved at least annually in the manner provided in Part (b) of
Section 4 herein for the approval of this Plan.

      SECTION 6. The Distributor shall provide to the Board of Trustees of the Trust and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and allocated overhead expenses.

      SECTION 7. This Plan may be terminated at any time by the vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the Shares of the Fund.

      SECTION 8. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide (a) that such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Qualified Trustees or by the vote of a majority of the outstanding voting securities of the Shares of the Fund, on not more than 60 days written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

      SECTION 9. This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 2 hereof without the approval of Shareholders holding a majority of the outstanding voting securities of the Shares of the Fund, and all material amendments to this Plan shall be approved in the manner provided in Part (b) of Section 4 herein for the approval of this Plan.

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      SECTION 10. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust within the meaning of Section 2(a)(19) of the 1940 Act, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "assignment" and "interested person" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

      SECTION 11. While this Plan is in effect, Board of Trustees of the Trust shall satisfy the fund governance standards as defined in Rule 0-1(a)(7) under the 1940 Act.

      SECTION 12. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to Section 6 hereof for a period of not less than six years from the date of this Plan, such agreements or such reports, as the case may be, the first two years in an easily accessible place.

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